EATON VANCE DIVIDEND BUILDER FUND

EATON VANCE GROWTH FUND

EATON VANCE LARGE-CAP VALUE FUND

EATON VANCE REAL ESTATE FUND

EATON VANCE SMALL-CAP FUND

EATON VANCE SPECIAL EQUITIES FUND
Supplement to Prospectus dated May 1, 2020 and Statement of Additional Information dated
May 1, 2020 as revised September 21, 2020

EATON VANCE REAL ESTATE FUND
Supplement to Summary Prospectus dated May 1, 2020

The Board of Trustees of Eaton Vance Special Investment Trust, on behalf of Eaton Vance Real Estate Fund (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about May 27, 2021 (the “Liquidation Date”). Effective as of the close of business on May 21, 2021, shares of the Fund will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED DIRECTLY WITH THE FUND.

Fund Shares owned in 401k, Pension and Profit Sharing Plan accounts. If you are invested in the Fund through a 401k or Pension and Profit Sharing Plan, and the Fund does not receive directions from you or the plan’s trustee, the Fund will send a liquidating distribution to the trustee in the trustee’s name.

Fund Shares owned in Traditional IRA, Roth IRA, SIMPLE, SEP and 403 Plan accounts. Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date will be exchanged for shares of Eaton Vance Short Duration Government Income Fund to avoid tax penalties that may be imposed if Fund shares were redeemed in cash.  Eaton Vance Short Duration Government Income Fund has a different investment objective, principal investment strategies and risks than the Fund. Please review Eaton Vance Short Duration Government Income Fund’s prospectus carefully before exchanging your shares of the Fund. You can find Eaton Vance Short Duration Government Income Fund’s prospectus online at https://funds.eatonvance.com/open-end-mutual-fund-documents.php. You can also obtain a copy of the prospectus free of charge by calling 1-800-336-3025.

If you do not wish to be invested in Eaton Vance Short Duration Government Income Fund, you must contact the Fund at 1-800-336-3025 before May 21, 2021.  Otherwise, you will be invested in the corresponding class of Eaton Vance Short Duration Government Income Fund (e.g., Class I shares of the Fund will be exchanged into Class I shares of Eaton Vance Short Duration Government Income Fund) in order to avoid tax penalties that may be imposed on you by the Internal Revenue Code.  If we do not receive instructions from you before May 21, 2021, you will have been deemed to have directed the investment into Eaton Vance Short Duration Government Income Fund and consented to its fees and expenses.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A QUALIFIED ACCOUNT MAINTAINED BY A FINANCIAL INTERMEDIARY.

If you own Fund shares in an account maintained by a financial intermediary, please contact that financial intermediary if you have questions about the liquidation of the Fund. If you are invested in a qualified account (such as an individual retirement account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION FOR FUND SHARES HELD THROUGH A NON-QUALIFIED ACCOUNT.

If you own Fund shares in a non-qualified account, you may (1) opt to exchange shares of the Fund for the same class of shares of another fund in the Eaton Vance family of funds prior to May 21, 2021, or (2) take no action and Fund shares will be redeemed at their net asset value on the Liquidation Date. A check for the proceeds will be mailed to the address of record. If you have questions or would like assistance in exchanging to shares of another Eaton Vance fund, please call an Eaton Vance Shareholder Services Representative at 1-800-336-3025.

Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

April 12, 2021	38237 4.12.21